Intangible Assets	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
16. INTANGIBLE ASSETS
At 30 June 2022, intangible assets comprised goodwill of £1,199m (2021: £1,203m) and computer software of £339m (2021: £342m).
At 30 June 2022, a review was performed to identify any potential impairment indicators for goodwill. No indicators of impairment were identified and so a full impairment test was not performed for the half year. At 30 June 2022, there were no significant changes in key assumptions that gave rise to an indicator of impairment. Details of the sensitivity of VIU changes to assumptions to achieve nil headroom are set out in Note 20 to the Consolidated Financial Statements in the 2021 Annual Report.